Exhibit 32.1

Certification Pursuant to18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Global Health Ventures Inc. (the “Company”) on Form 10-K/A for the period ended May 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hassan Salari, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:

/s/ Hassan salari
Hassan Salari
Chief Executive Officer

May 27, 2011